UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) December 4, 2008

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-13498 (Commission File Number)	93-1148702 (IRS Employer Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, WI 53051
(Address of Principal Executive Offices) (Zip Code)
262-257-8888
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On December 4, 2008, Assisted Living Concepts, Inc. (“ALC”) issued a press release announcing that it will attend both the UBS Health Care Conference on December 9, 2008, and the RBC Capital Markets Healthcare Conference on December 10, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and incorporated by reference herein. A copy of the investor presentation materials made available at the UBS Health Care Conference on December 9, 2008, and the RBC Capital Markets Healthcare Conference on December 10, 2008, is attached as Exhibit 99.2 to this current report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1
Press release, dated December 4, 2008, issued by Assisted Living Concepts, Inc. announcing that it will attend both the UBS Health Care Conference on December 9, 2008, and the RBC Capital Markets Healthcare Conference on December 10, 2008.

99.2	Investor presentation materials made available at the UBS Health Care Conference on December 9, 2008, and the RBC Capital Markets Healthcare Conference on December 10, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 8, 2008

ASSISTED LIVING CONCEPTS, INC.
By:	/s/ John Buono
John Buono, Senior Vice President,
Chief Financial Officer & Treasurer